Exhibit 99.1

Taylor Morrison Announces the Extension of the Expiration Date for Exchange Offers for William Lyon Notes

SCOTTSDALE, AZ, January 17, 2020 – Taylor Morrison Home Corporation (NYSE:TMHC) (“Taylor Morrison”) announced today that its subsidiary, Taylor Morrison Communities, Inc. (“TMCI”), has extended the expiration date for its previously announced offers to exchange (the “Exchange Offers”) any and all outstanding senior notes (the “William Lyon Notes”) of three series issued by William Lyon Homes, Inc. (“William Lyon”) for up to $1.09 billion aggregate principal amount of new notes to be issued by TMCI (the “Taylor Morrison Notes”) to 12:01 a.m., New York City time, on January 28, 2020 (as the same may be further extended, the “Expiration Date”). All other terms of the Exchange Offers and the related letter of transmittal remain unchanged.

William Lyon is a direct subsidiary of William Lyon Homes (NYSE: WLH) (“Lyon Parent”). As previously disclosed, Taylor Morrison and Lyon Parent have entered into an Agreement and Plan of Merger that provides for a subsidiary of Taylor Morrison to merge with and into Lyon Parent, with Lyon Parent surviving as a wholly owned subsidiary of Taylor Morrison (the “Merger”).

The Exchange Offers are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated December 5, 2019 (as supplemented from time to time, the “Offering Memorandum”) and the related letter of transmittal in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”), and are conditioned upon the closing of the Merger and certain other conditions that may be waived by TMCI. The settlement date for the Exchange Offers is expected to occur promptly after the Expiration Date, and the Expiration Date of each of the Exchange Offers is expected to be extended such that such settlement date coincides with the closing date of the Merger. As a result, the Expiration Date may be extended one or more times. TMCI currently anticipates providing notice of any such extension in advance of the Expiration Date.

Taylor Morrison has been informed by the applicable agent that, as of 5:00 p.m., New York City time, on January 17, 2020, the principal amounts of the William Lyon Notes set forth in the table below had been tendered for purchase in the Exchange Offers and not withdrawn.

			William Lyon Notes Tendered as of 5:00 p.m., New York City time, on January 17, 2020
Title of Series of William Lyon Notes	CUSIP Number of William Lyon Notes	Aggregate Principal Amount Outstanding	Principal Amount	Percentage
6.00% Senior Notes due 2023	96926DAU4	$350,000,000	$323,957,000	92.56%
5.875% Senior Notes due 2025	96926DAR1	$436,886,000	$428,220,000	98.02%
6.625% Senior Notes due 2027	96926DAV2 U96799AJ7	$300,000,000	$290,400,000	96.80%

The complete terms and conditions of the Exchange Offers are described in the Offering Memorandum and related letter of transmittal, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 807-2200 (U.S. toll-free) or (212) 430-3774 (banks and brokers).

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

The Taylor Morrison Notes have not been registered with the Securities and Exchange Commission under the Securities Act or any state or foreign securities laws. The Taylor Morrison Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Only persons who certify that they are (i) persons who are “U.S. persons” (as defined in Regulation S) and (a) “qualified institutional buyers” within the meaning of Rule 144A or (b) “accredited investors” (as defined in Regulation D) or (ii) not “U.S. persons” within the meaning of Regulation S and are outside of the United States and who are “non-U.S. qualified offerees” for purposes of applicable securities laws are authorized to receive and review the Offering Memorandum (such holders, “Eligible Holders”). The ability of an Eligible Holder to participate in the Exchange Offers also may be further limited, as set forth under “Eligibility and Transfer Restrictions” in the Offering Memorandum.

About Taylor Morrison

Taylor Morrison Home Corporation (NYSE: TMHC) is a leading national homebuilder and developer that has been recognized as the 2016, 2017, 2018 and 2019 America’s Most Trusted® Home Builder by Lifestory Research. Based in Scottsdale, Arizona we operate under two well-established brands, Taylor Morrison and Darling Homes. We serve a wide array of consumer groups from coast to coast, including first-time, move-up, luxury, and 55 plus buyers. In Texas, Darling Homes builds communities with a focus on individuality and custom detail while delivering on the Taylor Morrison standard of excellence.

Forward-Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words “believe,” “target,” “outlook,” “may,” “will,” “should,” “could,” “estimate,” “continue,” “expect,” “intend,” “plan,” “predict,” “potential,” “project,” “intend,” “estimate,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “upside,” “increases,” “goal,” “guidance” and “anticipate,” and similar statements and the negative of such words and phrases, which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Taylor Morrison Home Corporation, a Delaware corporation (“Taylor Morrison”), or William Lyon Homes, a Delaware corporation (“William Lyon Homes”), and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to William Lyon Homes or Taylor Morrison or persons acting on their behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks and uncertainties that could cause actual results to differ from forward-looking statements include, among other things: the inherent uncertainty associated with financial or other projections, including anticipated synergies; the integration of Taylor Morrison and William Lyon Homes and the ability to recognize the anticipated benefits from the combination of Taylor Morrison and William Lyon Homes, and the amount of time it may take to realize those benefits, if at all; the risks associated with Taylor Morrison’s and William Lyon Homes’ ability to satisfy the conditions to closing the consummation of the Merger, including obtaining the requisite stockholder approvals, and the timing of the closing of the Merger; the failure of the Merger to close for any other reason; the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger; any unanticipated difficulties or expenditures relating to the Merger; the effect of the announcement and pendency of the Merger on the respective business relationships or operating results of Taylor Morrison, William Lyon Homes, or the combined company; risks relating to the value of the Taylor Morrison common stock to be issued in connection with the Merger, and the value of the combined company’s common stock after the Merger is consummated; the anticipated size of the markets and continued demand for Taylor Morrison’s and William Lyon Homes’ homes and the impact of competitive responses to the announcement and pendency of the Merger; the diversion of attention of management of Taylor Morrison or William Lyon Homes from ongoing business concerns during the pendency of the Merger; and the access to available financing on a timely basis, and the terms of any such financing. Additional risks and uncertainties are described in Taylor Morrison’s and William Lyon Homes’ respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including as described under the heading “Risk Factors” in the joint proxy statement/prospectus included as a part of Taylor Morrison’s Registration Statement on Form S-4 filed with the SEC, in Taylor Morrison’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 20, 2019, in William Lyon Homes’ Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on February 28, 2019, and in their respective subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. Except as required by law, neither Taylor Morrison nor William Lyon Homes has any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CONTACT: Investor Relations

Taylor Morrison Home Corporation

(480) 734-2060

investor@taylormorrison.com